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                                                                   EXHIBIT 10.4



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LANGHAM CREEK                         BORROWER                     VARIABLE RATE
NATIONAL BANK                WATERMARC FOOD MANAGEMENT CO.           COMMERCIAL
Post Office Box 840439                                               PROMISSORY
Houston, Texas 77254-0439             ADDRESS                           NOTE
(713) 859-2225 "LENDER"      11111 WILCREST GREEN STE. 350
                             HOUSTON, TX 77042

                             PHONE NUMBER   IDENTIFICATION NO.
                             281-783-0500   74-2605598
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 LENDER     INTEREST     PRINCIPAL    FUNDING   MATURITY    CUSTOMER     LOAN
INITIALS      RATE        AMOUNT       DATE       DATE       NUMBER     NUMBER

  MDO       VARIABLE   $250,000.00   02/14/97   02/14/02               11505883
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                                PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of TWO HUNDRED FIFTY THOUSAND AND NO/100 Dollars ($250,000.00) plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to expenses, then to accrued unpaid interest, and then to outstanding principal, or in any other manner as determined by Lender, in Lender's discretion, as permitted by law.

INTEREST RATE: The Note has a variable interest rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days and the actual number of days per year (and in any event, 365 or 366 days per year during periods when the Maximum Lawful Rate, which is certified on the reverse, is in effect) and the actual number of days elapsed. Interest on this Note shall be calculated at the variable rate of ONE AND NO/1000 percent (1.000%) per annum over the Index Rate provided that such rate shall not exceed the Maximum Lawful Rate. The Initial Index Rate is NINE AND 250/1000 percent (9.250%) per annum. Therefore, the Initial Interest rate on the Note shall be TEN AND 250/1000 percent (10.250%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on THE SAME DAY AS THE RATE CHANGES.

INDEX RATE: The Index Rate for this Note shall be: Lender's Base or Reference Rate, which Lender may increase or decrease at any time in Lender's discretion and which may not necessarily reflect the rate Lender charges to its other customers.

If the index becomes unavailable during the term of the loan, Lender may substitute another index which is similar.

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be THREE AND NO/1000 percent (3.000%) per annum. The maximum interest rate on this Note shall not exceed EIGHTEEN AND NO/1000 percent (18.000%) per annum or the Maximum Lawful Rate, whichever is less.

DEFAULT RATE: In the event of a default under this Note, the Lender may, in its discretion determine that all amounts owing to Lender shall bear interest as follows: 18.00, or the Maximum Lawful Rate, whichever is less.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

           ON DEMAND, BUT IF NO DEMAND IS MADE, THEN 59 PAYMENTS OF PRINCIPAL IN THE AMOUNT OF $4,166.67 PLUS ACCRUED INTEREST BEGINNING MARCH 14, 1997 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON FEBRUARY 14, 2002.

All payments will be made to Lender at its address in the county described above and in lawful currency of the United States of America.

RENEWAL: If checked [ ] this Note is given in renewal of, but not in novation or discharge of, Loan Number ______________.

SECURITY: To secure the payment and performance of obligations incurred under this Note. Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest in all monies, instruments, and savings, checking, and other deposit accounts of Borrower's, (excluding IRA, Keogh, and trust accounts and deposits subject to tax penalties as assigned), that are now of in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise its security interest in all such property which shall be in addition to and cumulative of Lender's right of common law setoff. [X] If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security for this Note now or in the future.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments shall be applied as determined by Lender and as permitted by law.
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BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE
TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

THIS NOTE AND RELATED DOCUMENTS HAVE BEEN SIGNED IN THE COUNTY OF LENDER'S ADDRESS UNLESS OTHERWISE SPECIFIED: Harris

NOTE DATE: FEBRUARY 14, 1997

BORROWER: WATERMARC FOOD MANAGEMENT CO.   BORROWER:

/s/ GHULAM M. BOMBAYWALA
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GHULAM M. BOMBAYWALA
CHAIRMAN AND CEO

BORROWER:                                 BORROWER:



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